EXHIBIT 10.92
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ David Lenihan
    -----------------------
    David Lenihan
    January 9, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Thomas A. Barr
    -----------------------
    Thomas A. Barr
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Wayne Bernitt
    -----------------------
    Wayne Bernitt
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Paul Cartmell
    -----------------------
    Paul Cartmell
    January 9, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Julie & Bruce Bennett
    ----------------------------
    Julie & Bruce Bennett
    January 9, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Richard A. Diment
    ----------------------------
    Richard A. Diment
    January 9, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:

Donald W. & Peggy M. Hampton Living Trust dtd 5/10/96

By: /s/ Donald W. & Peggy M. Hampton
    -------------------------------------
    Donald W. & Peggy M. Hampton
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Gerry Harkins
    -------------------------
    Gerry Harkins
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Jacson Long
    -------------------------
    Jacson Long
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Bruce Bennett
    --------------------------
    Bruce Bennett
    January 10, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Joe M. Hatfield
    ---------------------------
    Joe M. Hatfield
    January 11, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any promissory note issued in 2006 and held by you which has a maturity date prior to January 9, 2007 (the "Original Maturity Date") to an amended maturity date of June 30, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by January 19, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

January 9, 2007                          Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Walter K. Hoch
    ----------------------------
    Walter K. Hoch
    January 11, 2007